Exhibit 99.1

(NYSE Listed: PPO) Fourth Quarter 2014 Supplemental Financial Information

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials, including the risks outlined under the caption entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission, will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the ability to consummate the proposed transactions with 3M Company (“3M”) and Asahi Kasei Corporation (“Asahi Kasei”); the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing processes; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions contained in our senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand not materializing as anticipated; the absence of expected returns from the intangible assets we have recorded; natural disasters, epidemics, terrorist acts and other events beyond our control; and cyber risk and failure to maintain the integrity of our information technology networks and systems. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials or the risk factors set forth above to reflect new information, future events or otherwise, except as may be required under federal securities laws. Forward-Looking Statements 2

Segment Results (unaudited, in millions) Three Months Ended Year Ended Sales January 3, 2015 December 28, 2013 Change January 3, 2015 December 28, 2013 Change Energy storage: Electronics and EDVs $ 32.2 $ 35.9 (10.3%) $ 126.8 $ 130.3 (2.7%) Transportation and industrial 80.2 79.0 1.5% 323.2 311.9 3.6% Total 112.4 114.9 (2.2%) 450.0 442.2 1.8% Separations media: Healthcare 33.8 35.5 (4.8%) 131.3 124.2 5.7% Filtration and specialty 19.0 19.0 0.0% 77.1 69.9 10.3% Total 52.8 54.5 (3.1%) 208.4 194.1 7.4% Total $ 165.2 $ 169.4 (2.5%) $ 658.4 $ 636.3 3.5% Segment Operating Income (1) Electronics and EDVs - $ $ 4.3 $ 7.6 (43.4%) $ 15.8 $ 19.5 (19.0%) % sales 13.4% 21.2% 12.5% 15.0% Transportation and industrial - $ 18.8 20.7 (9.2%) 71.3 70.0 1.9% % sales 23.4% 26.2% 22.1% 22.4% Separations media - $ 16.2 15.1 7.3% 60.8 54.1 12.4% % sales 30.7% 27.7% 29.2% 27.9% Corporate and other - $ (8.2) (8.8) 6.8% (32.6) (30.7) (6.2%) % sales (5.0%) (5.2%) (5.0%) (4.8%) Segment operating income $ 31.1 $ 34.6 (10.1%) $ 115.3 $ 112.9 2.1% Segment operating income % 18.8% 20.4% 17.5% 17.7% (1) Segment Operating Income represents non-GAAP financial information. Refer to Exhibit B for a reconciliation of Segment Operating Income to Income from Continuing Operations Before Income Taxes. 3

Fourth Quarter 2014 Results – Continuing Operations (unaudited) Three Months Ended January 3, 2015 (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales $ 165.2 $ - $ 165.2 Cost of goods sold 105.8 (0.2) e 105.6 Gross profit 59.4 0.2 59.6 Selling, general and administrative expenses 35.9 (7.4) a,c 28.5 Operating income 23.5 7.6 31.1 Other (income) expense: Interest expense, net 3.4 - 3.4 Foreign currency and other (3.6) 3.4 b (0.2) (0.2) 3.4 3.2 Income from continuing operations before income taxes 23.7 4.2 27.9 Income taxes 5.4 1.4 j 6.8 Income from continuing operations 18.3 2.8 21.1 Less: Net income attributable to noncontrolling interest 0.6 - 0.6 Income from continuing operations attributable to Polypore International, Inc. $ 17.7 $ 2.8 $ 20.5 Income from continuing operations attributable to Polypore International, Inc. per share - diluted $ 0.39 $ 0.06 $ 0.45 Weighted average shares outstanding - diluted 45.3 45.3 (1)Please see Exhibit A for description of adjustments. 4

Full Year 2014 Results – Continuing Operations (unaudited) Year Ended January 3, 2015 (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales $ 658.4 $ - $ 658.4 Cost of goods sold 428.4 (0.3) e 428.1 Gross profit 230.0 0.3 230.3 Selling, general and administrative expenses 145.2 (30.2) a,c,d 115.0 Operating income 84.8 30.5 115.3 Other (income) expense: Interest expense, net 22.0 - 22.0 Costs related to purchase of 7.5% senior notes 24.9 (24.9) h -Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement 1.1 (1.1) i -Foreign currency and other (9.1) 8.6 b (0.5) 38.9 (17.4) 21.5 Income from continuing operations before income taxes 45.9 47.9 93.8 Income taxes 9.7 17.6 j 27.3 Income from continuing operations 36.2 30.3 66.5 Less: Net income attributable to noncontrolling interest 1.6 - 1.6 Income from continuing operations attributable to Polypore International, Inc. $ 34.6 $ 30.3 $ 64.9 Income from continuing operations attributable to Polypore International, Inc. per share - diluted $ 0.76 $ 0.67 $ 1.43 Weighted average shares outstanding - diluted 45.4 45.4 (1)Please see Exhibit A for description of adjustments. 5

Fourth Quarter 2013 Results – Continuing Operations (unaudited) Three Months Ended December 28, 2013 (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales $ 169.4 $ - $ 169.4 Cost of goods sold 105.9 (0.2) e 105.7 Gross profit 63.5 0.2 63.7 Selling, general and administrative expenses 36.4 (7.3) a,c 29.1 Operating income 27.1 7.5 34.6 Other (income) expense: Interest expense, net 9.8 - 9.8 Foreign currency and other (0.8) 0.8 b - 9.0 0.8 9.8 Income from continuing operations before income taxes 18.1 6.7 24.8 Income taxes 7.3 2.8 j 10.1 Income from continuing operations 10.8 3.9 14.7 Less: Net income attributable to noncontrolling interest - - - Income from continuing operations attributable to Polypore International, Inc. $ 10.8 $ 3.9 $ 14.7 Income from continuing operations attributable to Polypore International, Inc. per share - diluted $ 0.24 $ 0.08 $ 0.32 Weighted average shares outstanding - diluted 45.4 45.4 (1) Please see Exhibit A for description of adjustments. 6

Full Year 2013 Results – Continuing Operations (unaudited) Year Ended December 28, 2013 (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales $ 636.3 $ - $ 636.3 Cost of goods sold 415.6 (1.4) e,f 414.2 Gross profit 220.7 1.4 222.1 Selling, general and administrative expenses 132.8 (23.6) a,c,d,g 109.2 Operating income 87.9 25.0 112.9 Other (income) expense: Interest expense, net 39.5 - 39.5 Foreign currency and other 0.1 (0.4) b (0.3) 39.6 (0.4) 39.2 Income from continuing operations before income taxes 48.3 25.4 73.7 Income taxes 14.2 9.9 j 24.1 Income from continuing operations 34.1 15.5 49.6 Less: Net income attributable to noncontrolling interest 0.6 - 0.6 Income from continuing operations attributable to Polypore International, Inc. $ 33.5 $ 15.5 $ 49.0 Income from continuing operations attributable to Polypore International, Inc. per share - diluted $ 0.72 $ 0.34 $ 1.06 Weighted average shares outstanding - diluted 46.2 46.2 (1) Please see Exhibit A for description of adjustments. 7

8 EXHIBITS

Exhibit A (unaudited, in millions) Description of adjustments Three Months Ended Year Ended January 3, 2015 December 28, 2013 January 3, 2015 December 28, 2013 a Stock-based compensation $ (4.3) $ (6.5) (21.7) (20.7) b Foreign currency gain (loss) 3.4 0.8 8.6 (0.4) c Litigation costs associated with patent enforcement (3.1) (0.8) (8.4) (2.2) d FTC-related costs incurred due to the Microporous litigation and order compliance - - (0.1) (0.4) e Loss on disposal of property, plant and equipment (0.2) (0.2) (0.3) (1.2) f Other non-cash or non-recurring items included in cost of goods sold - - - (0.2) g Other non-cash or non-recurring items included in selling, general and administrative expenses - - - (0.3) h Costs related to purchase of 7.5% senior notes - - (24.9) -i Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement - - (1.1) -j Impact of above adjustments on income taxes 1.4 2.8 17.6 9.9 Note: The Company entered into a new senior secured credit agreement on April 8, 2014. The adjustments used in calculating the “Adjusted” results were modified to be consistent with the adjustments used in calculating Adjusted EBITDA, as defined in the Company’s new credit agreement, which includes an adjustment for litigation costs associated with patent enforcement. Amounts previously reported for the three months and year ended December 28, 2013 have been conformed to the current year presentation and the impact on the prior period is not significant. 9

Exhibit B Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income from Continuing Operations Before Income Taxes (unaudited, in millions) Three Months Ended Year Ended January 3, 2015 December 28, 2013 January 3, 2015 December 28, 2013 Segment Operating income: Electronics and EDVs $ 4.3 $ 7.6 $ 15.8 $ 19.5 Transportation and industrial 18.8 20.7 71.3 70.0 Energy storage 23.1 28.3 87.1 89.5 Separations media 16.2 15.1 60.8 54.1 Corporate and other (8.2) (8.8) (32.6) (30.7) Segment operating income 31.1 34.6 115.3 112.9 Stock-based compensation 4.3 6.5 21.7 20.7 Non-recurring and other costs 3.3 1.0 8.8 4.3 Total operating income 23.5 27.1 84.8 87.9 Reconciling items: Interest expense, net 3.4 9.8 22.0 39.5 Costs related to purchase of 7.5% senior notes - - 24.9 - Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement - - 1.1 - Foreign currency and other (3.6) (0.8) (9.1) 0.1 Income from continuing operations before income taxes $ 23.7 $ 18.1 $ 45.9 $ 48.3 10